UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2021
Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	98-1515020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 N. Scottsdale Road, Suite 1600
Tempe,	AZ	85281
(Address of principal executive offices)		(Zip Code)
(415) 896-6737
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock	OPENW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.
Opendoor Technologies Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on June 17, 2021 (the “Meeting”). A total of 396,248,086 shares of the Company's common stock were present online or represented by proxy at the meeting, representing approximately 68.6% percent of the Company’s outstanding common stock as of the April 20, 2021 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2021.
1.    Election of Cipora Herman, Jonathan Jaffe and Glenn Solomon as Class I Directors, each for a three-year term ending at the 2024 Annual Meeting of Stockholders:

Nominees	For	Withhold	Broker Non-Votes
Cipora Herman	341,159,307	16,506,644	38,582,135
Jonathan Jaffe	356,118,058	1,547,893	38,582,135
Glenn Solomon	357,503,661	162,290	38,582,135
2.    Ratification of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
395,552,230	473,282	222,574	0
3.    The approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
351,815,160	753,598	5,097,193	38,582,135
4.    The approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company's named executive officers:

1 year	2 years	3 years	Abstain	Broker Non-Votes
357,074,798	78,420	335,928	176,805	38,582,135
Based on the foregoing, Cipora Herman, Jonathan Jaffe and Glenn Solomon were elected as Class I Directors, Items 2 and 3 were approved and the Company’s stockholders recommended that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year. Based on the foregoing voting results and consistent with the Board of Directors’ recommendation, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board of Directors otherwise determines that a different frequency for such advisory vote is in the best interests of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: June 22, 2021	By:	/s/ Carrie Wheeler
	Name:	Carrie Wheeler
	Title:	Chief Financial Officer
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